UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT




                          PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report (Date of earliest event reported): October 31, 2003



                             The Ziegler Companies, Inc.
                 (Exact name of Registrant as specified in its charter)



         Wisconsin                     1-10854                  39-1148883
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    (of incorporation)                 Number)               Identification No.)



                               250 East Wisconsin Avenue
                              Milwaukee, Wisconsin  53202

                 (Address of principal executive offices) (Zip code)

          Registrant's telephone number, including area code: (414) 978-4400

 ITEM 7.     Financial Statements and Exhibits

     (c)    Exhibits

  Exhibit Number                         Description

  99.1 Press Release dated October 31, 2003, entitled "Ziegler declares dividend"


ITEM 12.    Results of Operations and Financial Condition

     On October 31, 2003, The Ziegler Companies, Inc. issued a press release announcing its declaration of a quarterly dividend for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      The Ziegler Companies, Inc.
                                      (Registrant)



Date: October 31, 2003                By:  /s/ Gary P. Engle
                                            Gary P. Engle
                                            Senior Vice President and
                                            Chief Financial Officer
                                      (Duly authorized to sign on behalf
                                       of the Registrant)